                                                                  EXHIBIT 10.14

                                 LEASE AMENDMENT

In consideration of the rents and covenants set forth herein and in the Lease (as defined below), Landlord and Tenant hereby amend the Lease.

                             BASIC LEASE PROVISIONS

A.       DATE: The date of this Lease Amendment is September 25, 2002.

B.       LEASE: That certain lease dated as of July 2, 2001.

C.       LANDLORD: Delegates LLC, an Arizona limited liability company.

D.       TENANT: The Clinton Harley Corporation, a Delaware corporation.

E. PREMISES: 9755 Delegates Drive, Orlando, Florida; see Exhibit "A" of the Lease for legal description.

                                    ARTICLE 1
                                      TERM

         Landlord and Tenant hereby agree that the Term for the Premises shall be amended to a fifteen (15) year term. The Lease expiration shall be midnight, July 1, 2016.

                                    ARTICLE 2
                                     EFFECT

         Other than as set forth above, the Lease shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have set their hands the day and year first above written.

                             LANDLORD:

                             Delegates LLC, an Arizona limited liability company

                             By: The White Family Trust, managing member

                             By:____________________________________________
                                  R. Randy Stolworthy, Trustee

                             TENANT:

                             The Clinton Harley Corporation,
                             a Delaware corporation

                             By:_____________________________________________
                                  Robert D. Hartman, President/CEO

                                 LEASE AMENDMENT

In consideration of the rents and covenants set forth herein and in the Lease (as defined below), Landlord and Tenant hereby amend the Lease.

                             BASIC LEASE PROVISIONS

A.       DATE: The date of this Lease Amendment is August 19, 2002.

B.       LEASE: That certain lease dated as of July 2, 2001.

C.       LANDLORD: Delegates LLC, an Arizona limited liability company.

D.       TENANT: The Clinton Harley Corporation, a Delaware corporation.

E. PREMISES: 9755 Delegates Drive, Orlando, Florida; see Exhibit "A" of the Lease for legal description.

                                    Article 1
                                    LANDLORD

         The managing member of Delegates LLC has changed, and the new managing member is the White Family Trust, R. Randy Stolworthy, Trustee, whose address for purposes of payment of rent and receipt of notices is Delegates LLC, Attn:
White Family Trust - R. Randy Stolworthy, Trustee, c/o Cutler Commercial, 2150
E. Highland Ave., Suite 207, Phoenix, AZ 85016.

                                    Article 2
                                      TERM

         Landlord and Tenant hereby agree that the Term for the Premises shall be extended, and that the Lease expiration shall be midnight, August 19, 2022.

                                    Article 3
                                      RENT

         Landlord and Tenant agree that a Certificate of Occupancy was issued for the Phase III building as of August 19, 2002. Therefore, Tenant shall begin paying rent for the Phase III building in addition to the Minimum Rent, as set forth in Article 3(D) of the Lease. The current annual Minimum Rent of Four Hundred Eighteen Thousand Eight Hundred Sixty- four and 19/100 Dollars ($418,864.19) shall be increased by the new Phase III rent of Two Hundred Sixty Thousand Six Hundred Seventy-four and 98/100 Dollars ($260,674.98) resulting in a new annual rent of Six Hundred Seventy-nine Thousand Five Hundred Thirty-nine and 17/100 Dollars ($679,539.17). The additional fractional rent for Phase III for August, payable immediately, is Eight Thousand Four Hundred Eight and 87/100 Dollars ($8,408.87).

                                    Article 4
                                     EFFECT

         Other than as set forth above, the Lease shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have set their hands the day and year first above written.

                             LANDLORD:

                             Delegates LLC, an Arizona limited liability company

                             By: The White Family Trust, managing member

                             By:________________________________________________
                                  R. Randy Stolworthy, Trustee

                             TENANT:

                             The Clinton Harley Corporation,
                             a Delaware corporation

                             By:________________________________________________
                                  Robert D. Hartman, President/CEO

                                 LEASE AGREEMENT

In consideration of the rents and covenants hereinafter set forth, Landlord hereby leases and demises to Tenant and Tenant hereby leases and takes from Landlord the "Premises," hereinafter described in the terms and conditions set forth in the Lease Agreement, hereinafter called "this Lease."

                             BASIC LEASE PROVISIONS

The words and figures set forth in Paragraphs A to K, both inclusive, are part of this Lease wherever appropriate reference is made thereto, unless expressly modified elsewhere in the Lease.

A.       DATE OF EXECUTION: As of the 2nd of July, 2001.

B.       LANDLORD: Delegates LLC, an Arizona limited liability company.

C.       TENANT: The Clinton Harley Corporation, a Delaware corporation.

D. PREMISES: 9755 Delegates Drive, Orlando, Florida; see Exhibit "A" attached hereto and incorporated herein.

E. TERM: Commencing on the date of issuance of a Certificate of Occupancy for Phase II through December 31, 2001, plus fifteen (15) years commencing January 1, 2002 [see Article 2 below].

F. LEASE COMMENCEMENT DATE: This lease shall commence on the date of issuance of a Certificate of Occupancy for Phase II, and expire at midnight on December 31, 2016.

G. BASE RENT: Forty-three thousand seven hundred eighteen and 67/100 Dollars ($43,718.67) per month during the first year of the Term, plus applicable taxes plus expenses as outlined in the lease agreement.

H.       USE OF PREMISES: Educational

I.       SECURITY DEPOSIT: None

J.       LANDLORD'S ADDRESS FOR RENT AND NOTICES:

         Delegates LLC
         Attn: John C. White, managing member
         c/o Cutler Commercial
         2150 E. Highland Ave., Suite 207
         Phoenix, AZ  85016

K.       TENANT'S ADDRESS FOR NOTICE:

         Robert D. Hartman, President
         The Clinton Harley Corporation
         10851 N. Black Canyon Highway, Suite 600
         Phoenix, AZ  85029

                                    ARTICLE 1
                                 LEASED PREMISES

         Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, that certain Premises described in Paragraph D of the Basic Lease Provisions. The Premises are composed of Phase I (20,825 square foot building, completed), Phase II (20,825 square foot building, under construction), and Phase III (41,650 square foot two-story building, planned).

                                    ARTICLE 2
                                      TERM

         The term of this Lease shall be for the period commencing from the date of issuance of a Certificate of Occupancy for Phase II and continuing through December 31, 2001, plus fifteen (15) years commencing January 1, 2002. In the event Phase III is constructed by Landlord for the benefit of Tenant, the Term may be extended, at Landlord's option, to be fifteen (15) years commencing with the issuance of a certificate of occupancy for such Phase III building. Notwithstanding the commencement date set forth in Paragraph F of the Basic Lease Provisions, if for any reason Landlord cannot deliver possession of the Premises to Tenant on said date, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder, but the commencement date of this Lease shall be extended until Landlord delivers possession of the Premises to Tenant. If Tenant occupies the Premises prior to said commencement date, said occupancy shall be subject to all the provisions hereof, such occupancy shall not advance the expiration date, and Tenant shall pay rent for such period at the initial monthly rate set forth in Paragraph G of the Basic Lease Provisions.

                                    ARTICLE 3
                                      RENT

         Tenant shall pay in advance to Landlord as rent for the Premises without notice, demand, deduction or any setoff whatsoever at the address of Landlord as set forth in Paragraph J of the Basic Lease Provisions or such other address as may be specified by Landlord, the following amounts, payable monthly on the first day of each month during the Term hereof, with adjustments for fractional months, commencing on the date set forth in Paragraph F of the Basic Lease Provisions:

         A. (i). Initial annual minimum rent (herein called "Minimum Rent") in the sum of Four Hundred Two Thousand Seven Hundred Fifty-four and 3/100 Dollars ($402,754.03), together with all applicable taxes as set forth in
Article 11 herein; plus

                  (ii). As additional rent, annual allocation and opportunity costs for Phase III in the amount of One Hundred Twenty-One Thousand Eight Hundred Seventy and no/100 Dollars

($121,870.00), together with all applicable taxes as set forth in Article 11 herein, payable until such time as Phase III is constructed and rent payments become due and payable for Phase III, at which time such allocation and opportunity costs shall no longer be due and payable. The allocation and opportunity costs are a combination of allocation of land and construction costs in the amount of $61,870.00 ("Allocation Costs"), and opportunity costs in the amount of $60,000.00 ("Opportunity Costs"). In the event Tenant elects to have constructed substantially less than 41,650 in Phase III (i.e., less than 95% of that amount of building space) a pro rata portion of the Opportunity Costs shall continue as additional annual rent, payable monthly. Such pro rata portion of Opportunity Costs shall be calculated by multiplying the Opportunity Costs amount (as increased annually as set forth below) by a fraction, the numerator of which shall be a number obtained by subtracting from 41,650 the amount of building square footage actually constructed in Phase III, and the denominator of which shall be 41,650.

         B. The total annual rent shall be adjusted and increased as of the first day of January of each lease year (hereinafter the "Adjustment Date") commencing the first of January, 2002, in the following manner: the total annual rent (which term shall mean Minimum Rent, Opportunity Costs, and Phase III Rent) shall be increased by the greater of (a) an amount equal to 4 percent of the total annual rent for the immediately preceding lease year, or (b) the percentage of increase in the Consumer Price Index ("CPI"). The CPI is defined as the Consumer Price Index of the Bureau of Labor Statistics of the Department of Labor for All Urban Consumers, (1967=100), "All Items," for the city nearest the location of the Premises. The CPI increase shall be calculated by multiplying the annual rent for the prior year by a fraction, the numerator of which shall be the CPI of the calendar month and year in which the adjustment is to take effect, and the denominator of which shall be the CPI for the same calendar month and year prior. In the event the compilation and/or publication of the Consumer Price Index shall be transferred to any other governmental department or bureau or agency, or shall be discontinued, then the index most nearly the same as the CPI shall be used to make the increase calculation. In the event that Landlord and Tenant cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in the County in which the Premises are located, in accordance with the then rules of said association and the decision of the arbitrators shall be binding upon the parties, notwithstanding one party failing to appear after due notice of the proceeding. The cost of said Arbitrators shall be paid equally by Landlord and Tenant. Until the arbitration is settled, the Tenant shall continue to pay the rent at the rate determined by the 4 percent increase calculation set forth above. Within five (5) days following the date on which the increase is determined, if it is greater than the 4 percent calculation, the Tenant shall make such payment to the Landlord as will bring the increased rent current, commencing with the effective date of such increase through the date of any rent installments then due. Thereafter the rent shall be paid at the increased rate. Such adjusted annual rent shall be payable monthly, as provided herein, beginning with the Adjustment Date.

         C. The term "lease year" as used herein shall be deemed to mean a period of twelve (12) consecutive months commencing with the 1st day of January and ending with the 31st day of December of each year, both dates inclusive, provided that for the purposes of this article, the first "lease year" shall begin January 1, 2002, and shall end on the succeeding December 31st, and except that the last "lease year" shall end on the last day of the lease term.

         D. At such time as Phase III is constructed and a Certificate of Occupancy is issued for the Phase III building, Tenant shall begin paying rent for the Phase III building in addition to the Minimum Rent described above in Art. III(A)(i). The rent for the Phase III building ("Phase III Rent") shall be calculated as follows:

                  1. The land, general site preparation, and general administrative cost allocation to Phase III is hereby agreed to be $618,700.00 as of the date of this Lease; for purposes of calculation of rent, that amount shall be increased annually by four percent (4%), compounded, until such time as the certificate of occupancy for Phase III is received.

                  2. All other project costs shall be added along with a five percent (5%) administrative fee. For purposes of rent calculation, "project costs" shall include but not be limited to building construction costs, assessments, fees (building permit, impact fees, etc.), accounting fees, insurance costs, construction loan points and interest, legal fees, architectural fees, and taxes.

                  3. For purposes of calculation of Phase III Rent, the interior construction amount (i.e., the costs of construction of all but the shell building) shall be increased by a pro rata share of the soft costs of the project (i.e., accounting fees, insurance costs, construction loan points and interest legal fees, architectural fees, and taxes). Such increase shall be accomplished by dividing the interior construction amount by the total construction amount (i.e. the interior construction amount plus the shell building construction amount) to arrive at a percentage, multiplying the project soft costs by that percentage, then adding the resulting amount to the interior construction amount.

                  4. Of the interior construction amount, $15 per square foot shall be allocated to a Tenant buildout allowance. If the amount resulting from the calculations in subparagraph (3) above is greater than the Tenant buildout allowance, as part of the Phase III Rent, such overage shall be amortized over the term of the lease at 10.5%.

                  5. The annual Minimum Rent for Phase III shall be calculated as follows:

                           Minimum Rent = [(a + (b - c)) x .105] + d

                           where a = land, general site preparation, and general
                                     admin.  costs
                                 b = total Phase III building cost (shell and
                                     interior)
                                 c = interior construction overage
                                 d = annual amortization of interior
                                     construction overage

         Example (using assumptions as to size of building, costs, etc.):

Phase III: 40,000 sf

Land, Gen. Site Prep, Gen. Admin Cost: $618,700.00
         [Note: This amount shall be increased by 4% per annum, compounded.] Project Costs:

Legal:                     $  2,500.00 x 1.05 =       $  2,625.00
COC Ins.                   $  4,500.00 x 1.05 =       $  4,725.00
Points/Interest:           $150,000.00 x 1.05 =       $157,500.00

Plans/Fees:              $  105,000.00 x 1.05 =     $  110,250.00
Exterior Shell:          $  903,000.00 x 1.05 =     $  948,150.00
Int. Construction:       $1,197,000.00 x 1.05 =     $1,256,850.00
Total:                                              $2,480,100.00

Interior Construction (Interior Construction + Exterior Shell) =
1,256,850/(1,256,850 + 948,150) = 1 ,256,850/2,205,000 = 57%

..57 x (Project Soft Costs) =
..57 x $275,100 = $156,807

Interior Construction Amount + $156,807 =
$1,256,850 + $156,807 = $1,413,657.00

Build Out Allowance @ $15 = 40,000 x $15 = $600,000

Overage to be Amortized = $1,413,657 - $600,000 = $813,657

Annual overage amortization amount (15-year lease) @ 10.5% = $107,348.67

Base Rent    = ($618,700 + ($2,480,100 - $813,657))  x 10.5%
             = $2,285,143 x 10.5%
             = $239,940.02

Total Initial Annual Rent = $239,940.02 + $107,348.61 = $347,288.69

                                   ARTICLE 4
                                   POSSESSION

         Possession of the Premises shall be delivered to Tenant on an AS IS condition.

                                    ARTICLE 5
                                  BUSINESS USE

         The Premises shall be used and occupied by Tenant only for the purpose set forth in Paragraph H of the Basic Lease Provisions, and for no other purpose. Tenant shall, at its sole cost, comply with and shall faithfully observe all the requirements of municipal, state, and federal authorities now in force, or that hereafter may be in force, pertaining to the use of the Premises as well as the requirements and regulations of the Board of Fire Underwriters, Landlord's and/or Tenants insurance companies, and other organizations establishing insurance rates.

                                    ARTICLE 6
                                      SIGNS

         Tenant may place any sign on the Premises that is consistent with the regulations of Orange County and the deed restrictions of Orlando Central Park. Notwithstanding the above, Tenant shall upon request of Landlord immediately remove any exterior or interior sign, advertisement, declaration, lettering or notice that Tenant may hereafter place or permit to be placed in, upon, above, or about the Premises and that Landlord reasonably deems objectionable or offensive, and if Tenant fails or refuses so to do Landlord may, at Tenant's sole cost, enter upon the Premises and remove the same.

                                    ARTICLE 7
                           MAINTENANCE AND SANITATION

         A. Tenant shall repair any damage to the Premises caused by Tenant or by any of Tenant's employees, agents, customers, invitees or licensees, other than from ordinary wear. Tenant shall maintain the interior of the Premises and all doors, windows, heating, cooling and mechanical equipment and plate glass, and Landlord agrees whenever possible to extend to Tenant the benefit of any enforceable manufacturer's warranties on such equipment. If Tenant refuses or neglects to make repairs and/or maintain the Premises, or any part thereof, in a manner reasonably satisfactory to Landlord, Landlord shall have the right, upon giving tenant reasonable written notice of its election to do so, to make such repairs or perform such maintenance on behalf of and for the account of Tenant. In such event such work shall be paid for by Tenant promptly upon receipt of a bill therefor. Tenant shall not decorate or paint the exterior of the Premises, or any part thereof, except in the manner and color approved by Landlord. Landlord may, at its option, enter into a maintenance agreement for the maintenance of any heating and air conditioning units serving the Premises. The cost of any such agreement attributable to the Premises shall be paid by Tenant promptly upon receipt of a bill therefor.

         B. Tenant shall also maintain the roof, exterior walls, all aspects of the exterior of the building, parking lot, as well as all aspects of the property (including but not limited to sidewalks, landscaping, drainage, etc.). Landlord shall not in any way be liable to Tenant for failure to maintain the Premises or make repairs.

         C. Tenant shall provide and maintain trash receptacles, with covers thereon, about the Premises in which to place any trash, and cause such trash to be removed from the area as often as required to maintain a sanitary condition but in no instance less than twice weekly.

                                    ARTICLE 8
                          ALTERATIONS, REPAIR AND LIENS

         A. Tenant shall not make any alterations or additions upon the Premises without the prior written consent of Landlord. Any alterations or additions that are approved will be made by the Tenant at its own expense.

         B. If any liens should be asserted against the Premises arising out of work performed or materials furnished upon or at the instance of Tenant, Tenant shall, within fifteen (15) days thereafter, cause said lien to be discharged either by paying the same or by recording a surety bond in accordance with the provisions of Chapter 713, Florida Statutes.

         C. Tenant shall be solely responsible for all repair, modification, alteration or reconstruction required to be made to the Premises as a result of any governmental act, law, rule, or regulation, including but not limited to the Americans With Disabilities Act.

                                    ARTICLE 9
                                UTILITY SERVICES

         Tenant shall pay for all utilities and services that may be furnished to or used in or about the Premises and shall keep the same free and clear of any lien or encumbrance of any kind whatsoever created by Tenant's acts or omissions. Landlord shall not be liable for any failure or interruption of any utility service being furnished to the Premises and no such failure or interruption shall entitle Tenant to terminate this Lease or abate any payment of rent.

                                   ARTICLE 10
                             INDEMNITY AND INSURANCE

         Tenant covenants that Landlord shall not be liable for any damage or liability of any kind or for any injury to or death of persons or damage to properly of Tenant or any other person during the term of this Lease, from any cause whatsoever, by reason of the use, occupancy and enjoyment of the Premises by Tenant or any person thereon or holding under said Tenant, and that Tenant will indemnify and save harmless Landlord from all liability whatsoever on account of any such damage or injury and from all liens, claims, and demands arising out of the use of the Premises and its facilities or any repairs or alterations that Tenant may make upon the Premises, but Tenant shall not be liable for damage or injury occasioned by the gross negligence or intentional acts of Landlord and its designated agents, servants, or employees, unless covered by insurance Tenant is required to provide. This obligation to indemnify shall include reasonable attorney's fees and investigation costs and all other reasonable costs, expenses, and liabilities from the first notice that any claim or demand is to be made or may be made.

         Landlord and Tenant hereby waive any rights each may have against the other on account of any loss or damage occasioned to Landlord or Tenant, as the case may be, their respective property, the Premises, or its contents, arising from any risk generally covered by fire and extended coverage insurance policies then in use in the State of Florida, and the parties each, on behalf of their respective insurance companies insuring the property of either Landlord or Tenant against any such loss, waive any right of subrogation that such companies may have against Landlord or Tenant, as the case may be. In the event that the insurance company of Tenant does not waive the right of subrogation against Landlord and its insurance companies, Tenant shall (i) maintain during the term of this Lease, fire legal liability coverage with respect to the Premises, and
(ii) shall pay to Landlord upon demand, Landlord's cost incurred in securing fire legal liability insurance protecting Landlord in the event of the destruction of Tenant's property.

         From and after the date of delivery of the Premises to Tenant, Tenant shall maintain, at its expense, the following types of insurance:

         (i) Public Liability Insurance. Comprehensive general public liability insurance (including personal injury, contractual, products and completed operations, and automobile liability including non-owned and hired) with limits of not less than One Million Dollars ($1,000,000.00) per occurrence insuring against any and all liability of the insured with respect to the Premises or arising out of the maintenance, use, or occupancy thereof. All insurance shall specifically insure the performance by Tenant of the indemnity agreement in this
                  Article 10 contained. Said insurance shall be the primary insurance as respects to the Landlord and not participating with any other available insurance. In no event shall the limits of said policies be considered as limiting the liability of Tenant under this Lease.

         (ii) Fire and Extended Coverage Insurance. Tenant shall provide and pay for fire and extended coverage insurance insuring the building and improvements to the Premises. Such fire and extended coverage insurance shall be obtained by Tenant in an amount equal to at least one hundred percent (100%) of the full insurable value of the building and improvements. Any and all such policies shall show Landlord as an additional insured and sole loss payee.

         (iii) Insurance of Personal Property. Tenant shall at all times during the Term hereof, and at its cost and expense, maintain in effect policies of insurance covering (i) its fixtures and equipment located on the Premises, in an amount not less than one hundred percent (100%) of their replacement value, providing protection against any peril included within the classification "Fire and Extended Coverage," together with insurance against sprinkler damage, vandalism, and malicious mischief, and (ii) all plate glass on the Premises. The proceeds of such insurance, so long as this Lease remains in effect, shall be used to repair or replace the fixtures, equipment and plate glass so insured.

         (iv) Business Interruption Insurance. Tenant shall carry business interruption insurance in an amount sufficient to pay, all rent amounts coming due hereunder.

         All policies of insurance to be provided by Tenant hereunder shall be issued by insurance companies acceptable to Landlord and qualified to do business in the State of Florida, and shall be issued in the names of Landlord and Tenant, for the mutual joint benefit and protection of Landlord and Tenant, and executed copies of such policies of insurance or certificates thereof shall be delivered to Landlord within ten (10) days after delivery of possession of the Premises to Tenant and thereafter new policies or renewal certificates within thirty (30) days prior to the expiration of the term of each such policy. All public liability and property damage policies shall contain a provision that Landlord, although named as an insured, shall nevertheless be entitled to recovery under said policies for any loss occasioned to it, its servants, agents and employees by reason of the negligence or intended acts of Tenant. As often as any such policy shall expire or terminate, renewal or additional policies shall be procured and maintained by Tenant in like manner and to like extent. All policies of insurance delivered to Landlord must contain a provision that the company writing said policy will give to Landlord twenty (20) days notice in writing in advance of any cancellation or lapse of the effective date of any reduction in the amounts of insurance. All policies shall be written as primary policies, not contributing with and not in excess of coverage that Landlord may carry.

                                   ARTICLE 11
                            OTHER PAYMENTS BY TENANT

         In addition to rent, Tenant shall pay to Landlord, during each lease year or partial lease year, all ad valorem taxes and assessments levied and assessed for any such year upon the Improvements and the underlying realty, including taxes currently due but not yet paid. Payment shall be made by Tenant in the following manner:

         (i) Commencing on the date that Minimum Rent commences and thereafter on the first day of each calendar month throughout the term of this Lease, Tenant shall pay to Landlord along with Minimum Rent the ad valorem taxes and assessments (including special and improvement district assessments) as estimated by Landlord from time to time.

         (ii) Within sixty (60) days following the end of any lease year, Landlord shall furnish Tenant a statement covering the year just expired, certified as correct by an authorized representative of Landlord, setting forth the total ad valorem taxes and assessments. If such ad valorem taxes and assessments exceed Tenant's payments so made, Tenant shall pay to Landlord the deficiency within ten (10) days after receipt of said statement. If said payments exceed such ad valorem taxes and assessments, Tenant shall be entitled to offset the excess against payments next thereafter to become due Landlord as set forth herein.

         With respect to any assessments levied against or upon the Premises and the underlying realty, which may be paid in annual installments, only the amount of such annual installment (with appropriate proration for any partial year) and statutory interest shall be included within the computation of the annual taxes and assessments levied against the Premises and the underlying realty.

         Tenant shall pay prior to delinquency all taxes against and levied upon fixtures, furnishings, equipment and all other personal property of Tenant contained in the leased Premises.

         Tenant shall pay to Landlord, in addition to and along with the rent otherwise payable hereunder, any excise, transaction, sales or privilege tax, or any other tax now or hereafter imposed by any government or agency upon Landlord and attributed to or measured by rent or prorations payable by Tenant.

         In the event the real property taxes are withdrawn in whole or in part and any assessments, taxes, fees, levies or charges are imposed as a substitute for, or otherwise in lieu of increases in said real property taxes, so as to pay for governmental services formerly provided without separate charge to property owners or occupants, such as fire protection, sidewalk and street maintenance, and refuse collection and removal, the same shall be considered "real property taxes" for purposes of this Lease regardless of how denominated or the source from which they are collected. The term "real property taxes" shall also include all expenses reasonably incurred by Landlord in seeking reduction by the taxing authorities of real property taxes applicable to the Premises.

                                   ARTICLE 12
                            ASSIGNMENT AND SUBLETTING

         Tenant shall not either voluntarily or by operation of law, assign, sell, encumber, pledge or otherwise transfer all or any part of Tenant's leasehold estate hereunder, or permit the Premises to be occupied by anyone other than Tenant or Tenant's employees, or sublet the Premises or any portion thereof, without obtaining, in each such instance, Landlord's prior written consent. Any such assignment or other transfer or subletting shall be subject in each instance to the recapture option of Landlord set forth herein. Landlord's consent shall not be unreasonably withheld for any proposed assignment, provided that substantially the same type, class, nature and quality of business, merchandise, services, management and financial soundness of ownership is maintained and will continue to be furnished in a manner compatible with the high standards contemplated by this Lease and/ provided further, that none of the covenants, conditions or obligations imposed upon Tenant by this Lease, nor any of the rights, remedies or benefits afforded Landlord by this Lease are thereby impaired or diminished. Consent by Landlord to one or more assignments of this Lease or to one or more sublettings of the Premises shall not operate to exhaust Landlord's rights under this Article. The voluntary or other surrender of this Lease by Tenant or a mutual cancellation hereof shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or shall operate as an assignment to Landlord of such subleases or subtenancies. If Tenant is a corporation or is an unincorporated association or partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate in excess of forty-nine percent (49%) shall be deemed an assignment within the meaning and provisions of this Article.

         If Tenant desires at any time to assign this Lease or to sublet the Premises or any portion thereof, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord (i) the name of the proposed subtenant or assignee; (ii) the nature of the proposed subtenant's or assignee's business to be carried on in the Premises; (iii) the terms and provisions of the proposed sublease or assignment; and (iv) such reasonable financial information as Landlord may request concerning the proposed subtenant or assignee. Any request for Landlord's approval of a sublease or assignment shall be accompanied with a check in such reasonable amount as Landlord shall advise for the cost of review and/or preparation of any documents relating to such proposed transfer, but in no event less than $250.00.

         At any time within fifteen (15) days after Landlord's receipt of the information specified above, and provided that Landlord approves of the assignee, assignment, or sublet, Landlord may by written notice to Tenant elect to either (i) sublease the Premises or the portion thereof as shall be specified in said notice for its own account upon the same terms as those offered to the proposed subtenant or assignee, as the case may be; or (ii) terminate this Lease as to the portion (including all) of the Premises so proposed to be subleased or assigned with a proportionate abatement in the rent payable hereunder. If Landlord does not exercise either of these options within said fifteen-day period, Tenant may thereafter within ninety (90) days after the expiration of said fifteen-day period enter into a valid assignment or sublease of the Premises or portion thereof, upon the terms and conditions described in the information required to be furnished by Tenant to Landlord hereunder, or other terms not less favorable to Tenant, subject, however, to Landlord's consent as herein provided.

         No subletting or assignment, even with the consent of Landlord, shall relieve Tenant of its obligation to pay the rent and perform all the other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any assignment or subletting.

                                   ARTICLE 13
                             MORTGAGE SUBORDINATION

         Upon the written request of Landlord or of any successor under a sale and leaseback of the land and/or building in which the Premises are situated or of any mortgagee or beneficiary of Landlord, Tenant shall from time to time in writing subordinate its rights hereunder to the interest of any such successor, as well as to the lien of any mortgage or deed of trust now or hereafter in force against the land and building of which the Premises are a part or against any buildings hereafter placed upon the land of which the Premises are a part, and to all advances made or hereafter to be made upon the security thereof. Such written subordination shall be executed and delivered to Landlord within ten
(10) days from Tenant's receipt of a request for the same. If Tenant fails to execute and deliver such statement to Landlord within said ten-day period, Landlord may, as attorney-in-fact of Tenant, coupled with an interest, execute such statement for, and on behalf, and in the name of Tenant. If requested by Landlord in writing, Tenant shall give similar certificates from time to time during the term of this Lease in the manner hereinabove provided.

         Tenant agrees to give any mortgagee, by registered mail, a copy of any notice of default served upon the Landlord, provided that prior to such notice Tenant has been notified, in writing, (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of such mortgagee. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the mortgagee shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if, within such thirty (30) days, any mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default, including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure, in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

         Landlord agrees to obtain from its lender, if any, a nondisturbance agreement in form acceptable to Landlord and the lender, provided that as long as Tenant performs its obligations hereunder, no foreclosure or deed in lieu of foreclosure shall affect Tenants rights.

         Notwithstanding anything to the contrary expressed in this Lease, Tenant agrees to amend or modify this Lease in any particulars as may be reasonably required by any mortgagee or beneficiary of Landlord so long as any such amendments or modifications do not materially alter the substantive rights of Tenant herein and so long as Landlord has agreed to the same.

                                   ARTICLE 14
                                 EMINENT DOMAIN

         In the event the entire Premises shall be appropriated or taken under the power of eminent domain this Lease shall terminate and expire as of the date of such taking.

         In the event more than twenty-five percent (25%) of the square footage of the Premises is taken under the power of eminent domain or by reason of any appropriation or taking, regardless of the amount so taken, the remainder of the Premises is not one undivided parcel of property, either Landlord or Tenant shall have the right to terminate this Lease as of the date Tenant is required to vacate a portion of the Premises upon giving notice in writing of such election within thirty (30) days after receipt by Tenant from Landlord of written notice that said Premises have been so appropriated or taken.

         If neither Landlord nor Tenant elects to so terminate this Lease, Tenant shall remain in that portion of the Premises that shall not have been appropriated or taken as herein provided, or in the event less than twenty-five percent (25%) of the square footage of the Premises shall be appropriated under the power of eminent domain by any public or quasi-public authority, and the remainder thereof is an undivided parcel of property, then in either such event Landlord agrees, at Landlord's cost and expense, as soon as reasonably possible to restore the Premises on the land remaining to a complete unit of like quality and character as existed prior to such taking; and thereafter the Minimum Rent shall be reduced on an equitable basis, taking into account the relative value of the portion taken as compared to the portion remaining.

         All awards for the taking of any part of the Premises shall be the property of Landlord, whether made as compensation for diminution of value of the leasehold estate, for the taking or the fee, or as severance damages, provided that Tenant shall be entitled to any award for loss or damage to Tenant's fixtures or removable personal property if the same is sought by Tenant and is awarded separately.

         For the purposes of this Article 14, a voluntary sale or conveyance in lieu of condemnation shall be deemed an appropriation or taking under the power of eminent domain.

                                   ARTICLE 15
                         DESTRUCTION OF LEASED PREMISES

         If the Premises are destroyed or damaged by fire or other perils to such an extent that they cannot be repaired and restored within one hundred twenty (120) days, Landlord shall have the option to terminate this Lease; otherwise Landlord shall forthwith and with due diligence, immediately following receipt of proceeds of applicable insurance policy(ies), repair and restore said building and Premises to substantially their condition immediately prior to such damage or destruction. Tenant's Minimum Rent and other charges during the period of such repair and restoration shall not abate and Tenant shall promptly pay all amounts coming due hereunder

         If the damage or destruction referred to in the preceding paragraph amounts to at least 25% of the Premises and occurs during the last year of the term of this Lease, then Landlord and Tenant shall each have the option, at the election of either of them, to terminate this Lease effective as of the date of such damage or destruction, and any unearned rents paid in advance shall be refunded. If this Lease shall not be terminated as provided in this paragraph, the Premises shall be repaired and restored as hereinabove provided.

         In the event Landlord is either obligated or elects to repair and restore the building and Premises, Landlord shall have the immediate right to enter the Premises for such purpose.

                                   ARTICLE 16
                              BANKRUPTCY INSOLVENCY

         Tenant agrees that in the event all or substantially all Tenant's assets are placed in the hands of a receiver or trustee, and such receivership continues for a period of thirty (30) days, or should Tenant make an assignment for the benefit of creditors or be finally adjudicated a bankrupt, or should Tenant institute any proceedings under the Bankruptcy Act as the same now exists or under any amendment thereof that may hereafter be enacted, or under any other act relating to the subject of bankruptcy, wherein Tenant seeks to be adjudicated a bankrupt or to be discharged of its debts or to effect a plan or liquidation, composition of reorganization, or should any involuntary proceedings be filed against Tenant under any such bankruptcy laws and such proceeding not be removed within ninety (90) days thereafter, then this Lease or any interest in and to the Premises shall not become an asset in any of such proceedings and, in any such events and in addition to any and all rights or remedies of Landlord hereunder or by law provided, it shall be lawful for Landlord to declare the term hereof ended and to re-enter the Premises and take possession thereof and remove all persons therefrom, and Tenant shall have no further claim thereon or hereunder. The provisions of this Article 16 shall also apply to any Guarantor of this Lease. In no event shall this Lease or any interest of the Tenant therein be assigned or transferred by operation of law without the express written consent of Landlord.

                                   ARTICLE 17
                           DEFAULT; RE-ENTRY; REMEDIES

         In the event of any breach of any of the terms of this Lease by Tenant, then Landlord, besides other rights and remedies it may have under the laws in force, shall have the immediate right of re-entry and may move all persons and property from the Premises. Such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. Should Landlord elect to re-enter or should it take possession pursuant to legal proceedings it may either terminate this Lease or it may, without terminating this Lease, re-let said Premises or [any part thereof for such term or terms and at such rent and upon such other terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to said Premises. Rents received by Landlord from such re-letting shall be applied: first, to the payment of any indebtedness, other than rent due hereunder; second, to the payment of rent due and unpaid hereunder; third, to the payment of any cost of such re-letting; fourth, to the payment of the cost of any alterations and repairs to the Premises; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. Should such rents: received from such re-letting during any month be less than that agreed to be paid during that month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord monthly. Tenant shall also pay as soon as ascertained the cost and expense incurred by Landlord in such re-letting or in making such alterations and repairs. No such re-entry or taking possession of said Premises shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant. Notwithstanding any such re-letting without termination, Landlord may at any time thereafter elect to terminate this Lease in addition to any other remedy it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Premises and including the worth at the time or such termination of the excess, if any, of the amount or rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rent value of the Premise for the remainder of the stated term.

         For the purposes or this Article 17, the rent agreed to be paid by Tenant or the amount of rent payable by Tenant shall be deemed to be the Minimum Rent and all other sums required to be paid by Tenant pursuant to the terms of this Lease. All such sums, other than the Minimum Rent, shall be computed on the basis of the average monthly amount thereof, accruing during the preceding term of the lease.

         In the event of default, all Tenant's fixtures, furniture, equipment, improvements, additions, alterations, and other personal property shall remain on the Premises and in that event, and continuing during the length of said default, Landlord shall have the right to take the exclusive possession of same and to use same, rent or charge free, until all defaults are cured or, at its option, at any time during the term of this Lease, to require Tenant to forthwith remove same.

         The waiver by Landlord of any breach of any term herein contained shall not be deemed to be a waiver of such term or any subsequent breach of the same or any other term herein contained. The subsequent acceptance of rent by Landlord shall not be deemed to be a waiver of any preceding breach of Tenant of any term of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No term of this Lease shall be deemed to have been waived by Landlord unless such waivers shall be in writing.

         Neither party hereto shall bring any action for breach of this Lease unless such party has given the other written notice of such breach, and such breach remains uncured after the curative period. If the breach is the failure pay rent or other monies due, the curative period shall be five (5) days; for any other breach the curative period shall be thirty (30) days.

                                   ARTICLE 18
                              SURRENDER OF PREMISES

         Tenant shall, upon expiration or termination of the term hereby created, surrender the Premises in good condition and repair, reasonable wear and tear excepted. Tenant shall promptly surrender all keys for the Premises at the place then fixed for payment of rent and shall inform Landlord of combinations on any locks and safes on the Premises. At the expiration or earlier termination of this Lease, Tenant shall execute, acknowledge and deliver to Landlord, within five days after written demand from Landlord to Tenant, any quit-claim deed or other document required by a title company to remove the cloud of this Lease from the real property upon which the Premises are situated.

                                   ARTICLE 19
                                  HOLDING OVER

         If Tenant shall hold over after the Term of this Lease, Tenant shall become a tenant on a month-to-month basis upon all the terms, covenants and conditions herein specified, but exclusive of any renewal options. Notwithstanding the above, if Tenant shall hold over after the Term of this Lease without Landlord's consent, Tenant shall pay double the Minimum Rent paid during the prior year of the Term.

                                   ARTICLE 20
                         FIXTURES AND PERSONAL PROPERTY

         Any trade fixtures, signs, and other personal property of Tenant not permanently affixed to the Premises shall remain the property of Tenant, and Landlord agrees that Tenant shall have the right, provided Tenant is not in default under the terms of this Lease, at any time, and from time to time, to remove any and all of its trade fixtures, signs, and other personal property that, it may have stored or installed in the Premises. Tenant at its expense shall immediately repair any damage occasioned to the Premises by reason of the removal of any such trade fixtures, signs, and other personal property, and upon expiration or earlier termination of this Lease, shall leave the Premises in a neat and clean condition, free of debris. All other improvements to the Premises by Tenant, including but not limited to floor coverings, carpeting, and partitions, shall become the property of Landlord upon expiration or earlier termination of this Lease.

                                   ARTICLE 21
                                  REIMBURSEMENT

         All covenants and terms herein contained to be performed by Tenant shall be performed by it at its expense, and if Landlord shall pay any sum of money or do any act that requires the payment of money by reason of the failure of Tenant to perform such covenant or term, the sum or sums of money so paid by Landlord shall be considered as additional rent and shall be payable by Tenant on the first of the month next succeeding such payment, together with interest at the maximum contractual rate permitted by law.

                                   ARTICLE 22
                              CONSENTS BY LANDLORD

         Whenever under this Lease provision is made for Tenant to secure the written consent or approval by Landlord, such consent or approval shall be in writing and shall not be unreasonably withheld.

                                   ARTICLE 23
                                     NOTICES

         Any notice required or permitted under this Lease shall be deemed sufficiently given or served when sent by certified mail to Tenant at the address of the Premises as set forth in Paragraph D of the Basic Lease Provisions, and to Landlord at the address then fixed for payment of rent, and either party may by like written notice at any time designate a different-address to which notices shall subsequently be sent.

                                   ARTICLE 24
                    LITIGATION, COURT COSTS, ATTORNEY'S FEES

         In the event at any time either Landlord or Tenant shall institute any action or proceeding against the other relating to the provisions of this Lease, or any default hereunder, then and in that event, the prevailing party in such action or proceeding shall be entitled to recover from the other party its reasonable costs, expenses, and attorney's fees, which shall be deemed to have accrued on the commencement of such action or proceeding and shall be enforceable whether or not such action is prosecuted to judgment. In addition, Landlord shall be entitled to all attorney's fees and all other costs incurred in the preparation and service of any notice of demand hereunder, whether or not a legal action is subsequently commenced. The parties waive trial by jury in any action, proceeding, or counterclaim brought by either of them against the other on any matters whatsoever arising under this Lease. This Lease shall be construed in accordance with the laws of the Sate of Florida and the proper venue for any legal action shall be Orange County, Florida.

                                   ARTICLE 25
                   SALE OF PREMISES BY LANDLORD OR RE-LEASING

         In the event of any sale or exchange of the Premises by Landlord and assignment by Landlord of this Lease, Landlord shall be and is hereby entirely relieved of all liability under all or its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission relating to the Premises or this Lease occurring after the consummation of such sale or exchange and assignment Landlord and its authorized agents and representatives shall be entitled to enter the Premises at all reasonable times for the purpose of exhibiting the same to prospective purchasers and, during the final six (6) months of the term and any extension or renewal of the term hereof, Landlord shall be entitled to exhibit the Premises for hire and/or for sale and to display thereon in such manner as will not unreasonably interfere with Tenant's business the usual "For Sale" or "For Lease" signs, and such signs shall remain unmolested on the Premises.

                                   ARTICLE 26
                                SECURITY DEPOSIT

         Tenant shall, on or before N/A, deposit with Landlord the sum, if any, set forth in Paragraph I of the Basic Lease Provisions as "Security Deposit." The Security Deposit shall be held by Landlord without liability for interest as security for the faithful performance by Tenant of all the terms of this Lease. Landlord shall have the right to commingle the Security Deposit with its other funds.

         If any of the rent or any other sum payable by Tenant should be overdue and unpaid or if Landlord should make payments on behalf of Tenant, or if Tenant should fail to perform any of the terms of this Lease, then Landlord may, at its option and without prejudice to any other remedy appropriate, apply the Security Deposit or so much thereof as may be necessary to compensate Landlord toward the payment of rent or Additional Charges or loss or damage sustained by Landlord due to such breach on the part of Tenant; and Tenant shall upon demand restore the Security Deposit to the original sum deposited. Should Tenant comply with all of the terms of this Lease, the Security Deposit or any balance thereof shall be returned to Tenant or, at the option of Landlord, to the last assignee of Tenant's interest in this Lease at the expiration of the lease term.

                                   ARTICLE 27
                        NO PERSONAL LIABILITY OF LANDLORD

         Tenant shall look solely to Landlord's interest in the Premises for the satisfaction of any judgment or decree requiring the payment of money by Landlord based upon any default under this Lease, and no other property or assets of Landlord shall be subject to levy, execution, or other enforcement procedures or satisfaction of any such judgment or decree.

                                   ARTICLE 28
                               GRANT OF EASEMENTS

         Tenant hereby consents to any and all conveyances or grants of easements upon the Premises that Landlord reasonably determines to be necessary in order to adequately provide utilities to, or ingress and egress from, the Premises.

                                   ARTICLE 29
                               PARTIAL INVALIDITY

         If any provision of this Lease is determined to be void by any court of competent jurisdiction, such determination shall not affect any other provision of this Lease and such other provision shall remain in full force and effect. If any provision of this Lease is capable of two constructions, one of which would render the provision void and one of which would render the provision valid, the provision shall be interpreted in the manner that would render it valid.

                                   ARTICLE 30
                              ESTOPPEL CERTIFICATE

         Tenant shall, within Ten (10) days after Landlord's written request, execute and deliver to Landlord a written declaration that this Lease is in full force and effect; that there are no incurred defaults in Landlord's performance; that this Lease has not been assigned, modified, supplemented, or amended (except by such writings as shall be stated); that all conditions under this Lease to be performed by Landlord have been satisfied; that there are no defenses or offsets against the enforcement of this Lease by the Landlord, or stating those claimed by Tenant; the amount of advance rent, if any (or none if such is the case) paid by Tenant; the date to which rent has been paid; and the amount of security deposited with Landlord. Such declaration shall be executed and delivered by Tenant from time to time as may be requested by Landlord. Landlord's mortgage lenders and/or purchasers shall be entitled to rely upon same. Tenant's failure to deliver such declaration within the time permitted hereby shall be conclusive upon Tenant that this Lease is in full force and effect, except to the extent any modification has been represented by Landlord, and that there are no incurred defaults in Landlord's performance, and that not more than one month's rent has been paid in advance.

                                   ARTICLE 31
                               LATE PAYMENT CHARGE

         Tenant agrees that in the event that rent and other sums due hereunder are received by Landlord more than five (5) business days after the date on which they are due, Tenant shall pay to Landlord a late payment charge equal to five percent (5%) of the total sum due, plus applicable sales tax, as liquidated damages and not as a penalty; provided, however, the delay in imposition of the late payment charge shall not be construed as extending the date on which sums become due and payable hereunder, nor as extending the date on which a default shall be deemed to have occurred by Tenant's failure to timely pay sums due to Landlord hereunder.

                                   ARTICLE 32
                                  BROKER'S FEE

         Tenant represents and warrants to Landlord that there is no agent, broker, finder, or other party with whom Tenant has dealt who are or may be entitled to any commission or fee with respect to this Lease or the Premises. Tenant shall indemnify and hold Landlord harmless from any claims arising out of a breach of Tenant's representation and warranty set forth in the preceding sentence.

                                   ARTICLE 33
                            ENVIRONMENTAL COMPLIANCE

         Tenant covenants and agrees not to use, generate, manage, treat, manufacture, store, or dispose of on, under, or about the Premises or transport to or from the Premises any Hazardous Materials (other than De Minimis Amounts). For the purpose or this Lease, "Hazardous Materials" shall include but not be limited to any and all chemicals, materials, or substances defined as "hazardous substances," "hazardous materials," "hazardous wastes" or "toxic substances" in the laws or any governmental authority having jurisdiction over the Premises (and any other chemical, material, or substance, exposure to which is prohibited, limited, or regulated by any such governmental authority) or any rules or regulations adopted and guidelines promulgated pursuant to any of the foregoing laws, as all such laws, rules, or regulations may be amended or replaced from time to time (collectively "Hazardous Materials Laws"). The term "De Minimis Amounts" shall mean, with respect to any given level of Hazardous Materials, that such level or quantity of Hazardous Materials in any form or combination of forms (i) does not constitute a violation of any Hazardous Materials Laws, and (ii) is customarily employed in, or associated with, similar projects in the county where the Premises are located. Tenant further covenants and agrees to pay all costs and expenses associated with all enforcement, removal, remedial, or other governmental or regulatory actions, agreements, or orders threatened, instituted, or completed pursuant to any Hazardous Materials Laws, and all audits, tests, investigations, "cleanup" reports, and other such items incurred in connection with any efforts to complete, satisfy, or resolve any matters, issues, or concerns, whether governmental or otherwise, arising out of the use, generation, management, treatment, manufacturing, storage, disposal, or transportation of Hazardous Materials in any amount by Tenant, its employees, agents, invitees, subtenants, licensees, assignees, or contractors.

                                   ARTICLE 34
                                  MISCELLANEOUS

         A. Time is of the essence of this Lease and the terms and conditions hereof shall extend to and be binding upon the heirs, executors, successors, and assigns of the parties hereto, and any mention of the singular shall inc1ude the plural and the plural shall include the singular.

         B. Tenant shall not record this Lease without the written consent of Landlord.

         C. The section headings contained in this Lease are for purposes of reference only and shall not limit or define the meaning of any of the terms or provisions hereof.

         D. The word "Landlord" shall include not only the original Landlord, but also any person or entity hereafter acquiring the Landlord's interest in this lease.

         E. This Lease may be amended only by an instrument in writing signed by both parties.

         F. It is agreed that nothing contained in this Lease shall be deemed or construed as creating a partnership or joint venture between Landlord and Tenant or between Landlord and any other party, or cause Landlord to be responsible in any way for the debts or obligations of Tenant, or any other party.

         G. Pursuant to Section 404.056(8), Florida Statutes, Tenant is hereby notified as follows: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county health unit.

         IN WITNESS WHEREOF, the parties hereto have set their hands the day and year first above written.

                              LANDLORD:

                              Delegates, LLC, an Arizona limited liability company

                              By:______________________________________________
                                    John C. White, managing member

                              TENANT:
                              The Clinton Harley Corporation,
                              a Delaware corporation

                              By:______________________________________________
                                    Robert D. Hartman, President

                                   Exhibit "A"

                                LEGAL DESCRIPTION

                     9755 Delegates Drive, Orlando, Florida
               Orange County Tax Parcel I.D. #04-24-29-6351-01-000

       That part of Block "A", ORLANDO CENTRAL PARK NUMBER SIXTY-ONE-A as recorded in Plat Book 29, Page 51, Public Records of Orange County, Florida, being described as follows: From the Northeast corner of Block "A", ORLANDO CENTRAL PARK NUMBER SIXTY-ONE-A as recorded in Plat Book 29, Page 51, Public Records of Orange County, Florida, run South 00 degrees 16 minutes 38 seconds East
       130.00 feet along the East boundary of said Block "A" for the POINT OF BEGINNING; thence run South 89 degrees 43 minutes 22 seconds West 240.10 feet to a point on the Northerly boundary of said Block "A", said point being on a nontangent curve concave Northerly and having a radius of 60.00 feet; thence from a tangent bearing of South 04 degrees 51 minutes 15 seconds West, run Westerly 162.60 feet along the arc of said curve and said Northerly boundary through a central angle of 155 degrees 16 minutes 28 seconds to the end of said curve and the beginning of a reverse curve concave Southwesterly, having a radius of 30.00 feet and an intersection angle 70 degrees 31 minutes 43 seconds; thence run Northwesterly 36.93 feet along the arc of said curve and said Northerly boundary to the end of said curve; thence run South 89 degrees 36 minutes 00 seconds West 90.85 feet along said Northerly boundary to a 4" X 4" concrete monument with a disc stamped "LS1585 LS1819 LS3186", said 4" X 4" concrete monument being North 89 degrees 36 minutes 00 seconds East 390.67 feet from the Northwest corner of the aforesaid Block "A"; thence-run South, 00 degrees 24 minutes 00 seconds East 557.50 feet to a 4" X 4" concrete monument with a disc stamped "LS1585 LS1819 LS3186" being on the South boundary of said Block "A"; thence run North 89 degrees 36 minutes 00 seconds East 474.37 feet to the Southeast corner of said Block "A"; thence run North 00 degrees 16 minutes 38 seconds West 551.49 feet to the Point of Beginning.

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